Borrowings	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Borrowings

8. Borrowings

As of December 31, 2025 and 2024, borrowings consisted of the following:

	As of December 31,
	2025	2024
Trade financing	$1,215,217	$1,510,249
Issuance of commercial paper	3,000,000	-
	$4,215,217	$1,510,249

On July 11, 2024, a financial institution in Singapore, granted the Group banking facilities for 12 months through July 2025, and subsequently on 16 July 2025, extended the banking facilities for 12 months through July 2026, comprising (i) a trade financing facility of US$3,000,000, with an interest rate of 1.65% per annum over the bank’s cost of funds and a financing period of up to 45 days for supplier invoices, and (ii) a foreign exchange facility of US$2,000,000, with a maximum tenor of 3 months. As of December 31, 2025 and 2024, only the trade financing facilities were drawn down, with an outstanding balance of $1,215,217 and $1,510,249, respectively. The outstanding balances as of December 31, 2025 and 2024 were fully repaid on January 16, 2026 and January 21, 2025, respectively. The banking facilities were personally guaranteed by the Company’s Chief Executive Officer.

On October 18, 2025, the Group completed the offering of its 3M USD Commercial Paper Series 002, successfully raising $3,000,000, at an interest rate of 7% per annum for a tenor of 3 months on ADDX, a private market platform regulated by the Monetary Authority of Singapore. The outstanding as of December 31, 2025 was fully repaid on January 14, 2026.

No other significant covenants were noted in the Group’s banking facilities.

For the years ended December 31, 2025, 2024 and 2023, the weighted average annual interest rates for the trade financing were approximately 6.0%, 8.0% and 9.0%, respectively. Interest expenses for the years ended December 31, 2025, 2024 and 2023, was $165,972, $75,060 and $18,280, respectively and relate solely to trade financing arrangements and the issuance of commercial paper.